                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) October 22, 2008

                     DAVIDSON INCOME REAL ESTATE, L.P.

           (Exact name of Registrant as specified in its charter)

Delaware	0-14530	62-1242144
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number)	Identification Number)
Organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

Davidson Income Real Estate, L.P., a Delaware limited partnership (the “Registrant”), owns a 100% interest in Bexley House, L.P., a Delaware limited partnership (the “Partnership”).  The Partnership owned Bexley House Apartments (“Bexley House”), a 64-unit apartment complex located in Columbus, Ohio.  On October 22, 2008, the Partnership sold Bexley House to JRK Property Holdings, Inc., a California corporation, and JRK Birchmont Advisors, LLC, a Delaware limited liability company (collectively the “Purchaser”).  The Purchaser purchased Bexley House, along with eleven other apartment complexes owned by entities affiliated with AIMCO Properties, L.P., an affiliate of both the Partnership and the Registrant’s managing general partner.  The total sales price for Bexley House and the other apartment complexes was $125,600,000, of which $4,350,000 represents the portion of the sales price allocated to Bexley House.  The allocated sales prices were based solely on allocations provided by the Purchaser.  The Registrant continues to own and operate one other investment property.

In accordance with the terms of the Registrant’s partnership agreement, the Registrant’s managing general partner is currently evaluating the cash requirements of the Registrant to determine what portion of the net sale proceeds will be available to distribute to the Registrant’s partners.

Item 9.01   Financial Statements and Exhibits

(b)   Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the continuing operations of the Registrant as if Bexley House had been sold on January 1, 2007.  The following also excludes the Registrant’s investment in the Sterling Crest Joint Venture which sold its investment property, Brighton Crest, on June 10, 2008.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s 2008 Quarterly Report on Form 10-Q for the period ended June 30, 2008 and the Registrant’s 2007 Annual Report on Form 10-KSB.

PRO FORMA BALANCE SHEET

(in thousands)

June 30, 2008

All other assets	$ 406
Investment property, net	4,022
Total Assets	$ 4,428

All other liabilities	$ 257
Mortgage note payable	4,917
Partners’ deficit	(746)
Total Liabilities and Partners’ Deficit	$ 4,428

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Six Months Ended	Year Ended

June 30, 2008

December 31, 2007

Total revenues	$ 890	$ 1,754
Total expenses	949	2,041
Net loss	$ (59)	$ (287)
Net loss per limited partnership unit	$(2.14)	$(10.40)

(d)   Exhibits

10 BBB      Third Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions between Bexley House, L.P., a Delaware limited partnership, and the affiliated Selling Partnerships and JRK Property Holdings, Inc., a California corporation and JRK Birchmont Advisors, LLC, a Delaware limited liability company, dated October 21, 2008. *

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDSON INCOME REAL ESTATE, L.P.

By:   Davidson Diversified Properties, Inc.,

Managing General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Vice President

Date: October 28, 2008